Exhibit 10.2

REVOLVING LINE OF CREDIT AGREEMENT

This Revolving Line of Credit Agreement (this "Agreement") is made and entered into in this 2nd of November 2010, by and between James Patton ("Lender"), and Dimus Partners, Inc., a Nevada corporation (the "Borrower"), each a “Party” and collectively the “Parties.”

As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made. All references to a law, regulation or ordinance includes any amendment or modification thereof. The singular shall include the plural and the masculine shall include the feminine, and vice versa. References to “days” shall mean calendar days.

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, the sufficiency of which is hereby acknowledged and confessed, it is hereby agreed as follows:

 1.           LINE OF CREDIT. Lender hereby establishes for a period extending to December 31, 2011 (the "Maturity Date") a revolving line of credit (the "Credit Line") for Borrower in the principal amount of fifty thousand Dollars ($50,000) (the "Credit Limit"). Any funds advanced by Lender to Borrower from time to time, pursuant the terms of this Agreement (each an “Advance”) shall be evidenced by a Promissory Note, substantially similar to the Note, a copy of which is attached hereto as Exhibit A (the “Note”) together with the Security Agreement (Schedule A). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Note, unless the context requires otherwise.

(a) The Notes are secured in accordance with the terms of the Security Agreement attached as Exhibit B, which will be executed and delivered on the Effective Date.

2.           ADVANCES. Any request for an Advance may be made from time to time and in such amounts as Borrower may choose; provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit. Requests for Advances may be made in writing by Borrower. Lender may refuse to make any requested Advance if an Acceleration Event (as defined in the Note) and/or an Event of Default (as defined below) has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates.

3.           INTEREST. All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at the rate of ten percent (10%) per annum, simple interest (the "Effective Rate"), as provided in further detail in the Notes, provided however, that in the event any payment is not made on the date such payment is due under the Note or any Further Notes, all outstanding notes shall bear interest at the rate of fifteen percent (15%) per annum and such failure to pay the required payment shall be characterized as an Acceleration Event as such term is defined in the Note and Further Notes.

4.           REPAYMENT. Borrower shall pay accrued interest and principal payments on the outstanding principal balance of the Notes, on a monthly basis commencing on January 31, 2011, and continuing on the first day of each month thereafter as provided in the Notes. The entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date as defined in the Notes. All payments shall be made to Lender at such place as Lender may, from time to time, designate. All payments received hereunder shall be applied, first, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; second, to accrued interest; and third, to principal. Borrower may prepay the principal amount of the Notes at any time without penalty.

5.           REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lender as follows:

a.	Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents;

b.
The execution, delivery and performance of this Agreement and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of Borrower’s assets; and

c.
There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower.

6.           EVENTS OF DEFAULT. An “Event Of Default” will occur if any of the following events occurs:

a.	Any representation or warranty made by Borrower in this Agreement or in connection with any borrowing or request for an Advance hereunder is untrue in any material respect at the time when made;

b.
Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 6;

c.
Filing by Borrower of a voluntary petition in bankruptcy seeking an, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing;

d.
Filing of an involuntary petition against Borrower in bankruptcy seeking an arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged; or

e.	Any Event of Default (as defined therein) shall occur under the Notes.

7.           REMEDIES. Upon the occurrence of an Event of Default as defined above or an Acceleration Event (as defined in the Notes), Lender may declare the entire unpaid principal balance of any and all amounts Advanced, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind, as described in further detail in the Notes. Lender may suspend or terminate any obligation it may have hereunder to make additional Advances. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney's fees.

8.           NOTICE. Any written notice will be deemed effective on the date such notice is placed, first class, postage prepaid, in the United States mail, addressed to the party to which notice is being given at the addresses above.

9.           GENERAL PROVISIONS.

a.
All representations and warranties made in this Agreement and the Note and in any certificate delivered pursuant thereto shall survive the execution and delivery of this Agreement and the making of any loans hereunder. This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender. This Agreement, the Notes, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Texas. Time is of the essence hereof.

b.
This Agreement constitutes the entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof.  No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent of such Party.

c.	No failure on the part of any Party to enforce any provisions of this Agreement will act as a waiver of the right to enforce that provision.

d.	Section headings are for convenience only and shall not define or limit the provisions of this Agreement.

e.
In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

f.
This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first above written.

“BORROWER”

Dimus Partners, Inc.

/s/ James Patton
James Patton
President

“LENDER”

/s/ James Patton
Personally – James Patton

EXHIBIT A
PROMISSORY NOTE

US $ ______________	______________, 2010

FOR VALUE RECEIVED, the undersigned, Dimus Partners, Inc., a Nevada corporation ("Borrower"), hereby promises to pay to the order of [LENDER] ("Lender"), the principal sum of ___________________ Dollars ($__________), in lawful money in the United States of America, which shall be legal tender, bearing interest and payable as provided herein.  This Note is entered into in connection with and shall be subject to the terms and conditions of the Revolving Line of Credit Agreement, entered into between the Borrower and the Lender on or around ______________, 2010 (the “Effective Date” and the “Line of Credit”).

1.
Interest on the unpaid balance of this Note shall bear interest at the rate of _______ percent (_______%) per annum, which interest shall accrue from the Effective Date until the Maturity Date (as defined below), unless prepaid prior to such Maturity Date. All past-due principal and interest (which failure to pay such amounts shall be defined herein as an "Event of Default") shall bear interest at the rate of fifteen percent (15%) per annum until paid in full. Interest will be computed on the basis of a 360-day year.

2.
The principal amount of this Note shall be due and payable on _______________ (the “Maturity Date”).  Borrower agrees to pay the Lender an amount equal to the total original principal balance of this Note (the “Principal Balance”) divided by ________  (each a “Monthly Payment”); payable in arrears on the 1st day of the month (beginning on the 2nd month that this Note is outstanding) that this Note is outstanding (each the “Monthly Payment Date”) towards the outstanding principal and accrued interest due on this Note, with the first such Monthly Payment due on _____________.  Borrower’s failure to make such Monthly Payment by the Monthly Payment Date shall constitute an Event of Default under this Note.

3.	The “Maturity Date” of this Note shall be ______________.

4.	This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

5.
If any amount of this Note is not paid when due under this Note, or otherwise cured as provided in the Line of Credit (if such Line of Credit provides for the cure of such payment), an Event of Default shall be deemed to have occurred and each such Event of Default hereunder shall also constitute an “Acceleration Event” under this Note.  Upon an Acceleration Event, the Lender shall have the right to provide for the entire amount of unpaid principal and interest on this Note to be immediately due and payable, by providing the Borrower fifteen (15) days prior written notice of Lender’s desire to make the entire outstanding amount of principal and interest due on this Note immediately payable, which Note shall then be payable by the Borrower after the expiration of the fifteenth (15th) day following the receipt of such notice by the Borrower (an “Event of Default”).

6.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

7.	This Note shall be binding upon and inure to the benefit of the Lender named herein and Lender's respective successors and assigns. Each holder of this Note, by accepting the same, agrees to and shall be bound by all of the provisions of this Note. Lender may assign this Note or any of its rights, interests or obligations to this Note without the prior written approval of Borrower.

8.	No provision of this Note shall alter or impair the obligation of Borrower to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

9.	Notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall under no circumstances exceed the Maximum Rate.

10.	If an Event of Default (as defined herein and/or below) occurs (unless all Events of Default have been cured or waived by Lender), an Acceleration Event shall be deemed to have occurred and Lender may, by notice to Borrower, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on this Note to be immediately due and payable as provided above. The then-outstanding principal balance of this Note, together with any interest accrued thereon shall become immediately due and payable if any of the following events ("Events of Default"), and/or any other Events of Default defined elsewhere in this Note shall occur:

(a)
Borrower shall fail to pay, when and as due, the principal or interest payable hereunder on the due date of such payment, or the Borrower shall fail to pay any amounts due on any other notes entered into in connection with the Line of Credit; or

(b)
If there shall exist final judgments against Borrower aggregating in excess of One Hundred Thousand Dollars ($100,000) and if any one of such judgments shall have been outstanding for any period of forty-five (45) days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal; or

(c)
Borrower shall have breached in any material respect any covenant in this Note (other than the requirement that payments be made on the due date of such payments, which shall have no cure rights), and, with respect to breaches capable of being cured, such breach shall not have been cured within five (5) days following the occurrence of such breach; or

(d)
Borrower shall: (i) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iv) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (v) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (vi) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(e)	Borrower shall take any action authorizing, or in furtherance of, any of the foregoing; or

(f)	An Event of Default shall have occurred under the Line of Credit or any other note entered into in connection with the Line of Credit.

11.
In case any one or more Events of Default shall occur and be continuing, Lender may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.  In case of a default in the payment of any principal of or premium, if any, or interest on this Note, Borrower will pay to Lender such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.  No course of dealing and no delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Lender’s rights, powers or remedies.  No right, power or remedy conferred by this Note upon Lender shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

12.
In the event the maturity of this Note is accelerated by reason of an Event of Default or Acceleration Event under this Note, any other agreement entered into in connection herewith or therewith, or by voluntary prepayment by Borrower or otherwise, then earned interest may never include more than the Maximum Rate allowable by law, computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the Maximum Rate shall be applied to the reduction of the principal amount owing on this Note, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of principal hereof, the amount of such excessive interest that exceeds the unpaid balance of principal hereof shall be refunded to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, to the extent permitted by applicable law (i) any nonprincipal payment shall be characterized as an expense, fee or premium rather than as interest; and (ii) all interest at any time contracted for, charged, received or preserved in connection herewith shall be amortized, prorated, allocated and spread in equal parts during the period of the full stated term of this Note. The term "Maximum Rate" shall mean the maximum rate of interest allowed by applicable federal or state law.

13.
This Note is hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to Lender hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of Texas.  If at any time the performance of any provision involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of Borrower and Lender that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest hereunder, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

14.
Except as provided herein, Borrower and any sureties, guarantors and endorsers of this Note jointly and severally waive demand, presentment, notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall similarly have the right to deal in anyway, at anytime, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said  indebtedness, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder. If any efforts are made to collect or enforce this Note or any installment due hereunder, the undersigned agrees to pay all collection costs and fees, including reasonable attorney's fees.

15.
This Note is a legally binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

16.
This Note may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Note or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Note signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Note shall be effective as an original for all purposes.

17.
This Note shall be governed by and construed exclusively in accordance with the laws of the State of Texas without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in Travis, County, Texas. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of Travis, County, Texas and agrees that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Austin, Texas. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable and documented counsel fees and disbursements in an amount judicially determined.

18.	This Note shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

19.
In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

20.	No modification, amendment, addition to, or termination of this Note, nor waiver of any of its provisions, shall be valid or enforceable unless in writing and signed by all the parties hereto.

21.
The Note constitutes the entire agreement of the parties regarding the matters contemplated herein, or related thereto, and supersedes all prior and contemporaneous agreements, and understandings of the parties in connection therewith.

IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written, with an Effective Date as provided above.

“BORROWER”

Dimus Partners, Inc.

_______________________
James Patton
President

“LENDER”

_______________________
Personally – James Patton

EXHIBIT B

FORM OF SECURITY AGREEMENT
SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into effective as of November 2nd, 2010 (the “Effective Date”) by Dimus Partners, Inc., a Nevada corporation (“Debtor”), and James Patton an individual (“Secured Party”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  As used in this Agreement, the following terms shall have the meanings indicated below:

“Code” shall mean the Uniform Commercial Code (or any successor statute), as in effect from time to time in the State of Texas and in any other jurisdiction, the laws of which may be applicable to the issue of perfection of a particular security interest or other issue relevant to this Agreement or any Loan Document.

“Collateral” shall mean all of the real and personal property of Debtor as set forth below (as indicated), including the following assets, wherever located, and now owned or hereafter acquired:

(a) all “accounts” as defined in the Code, together with all books of account, customer lists and other records relating in any way to the accounts, including contracts with carriers and universities;

(b) all intellectual property owned by Debtor;

(c) all “equipment” as defined in the Code, owned by Debtor including all tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing, and all records relating to the equipment, whether in paper, electronic or other form;

(d) all “instruments” as defined in the Code, including promissory notes, and all records relating in any way to the instruments, whether in paper, electronic or other form;

(e) all “documents” as defined in the Code, and all records relating in any way to the documents, whether in paper, electronic or other form;

(f) all “deposit accounts” as defined in the Code, and all records relating in any way to the deposit accounts, whether in paper, electronic or other form;

(g) all “commercial tort claims” as defined in the Code;

(h) all “letter of credit rights” as defined in the Code, and all records relating in any way to the letter of credit rights, whether in paper, electronic or other form;

(i) all “general intangibles” as defined in the Code, and all records relating in any way to the general intangibles, whether in paper, electronic or other form, including all permits, regulatory approvals, copyrights, patents, patent applications, trademarks, service marks, trade names, goodwill, licenses and all other intellectual property owned by Debtor or used in Debtor’s business;

(j) all stock, partnership interests, limited liability interests, and interests in other entities, together with all now existing or hereafter acquired rights of Debtor to receive distributions or payments from any such interests, whether in cash, in kind or otherwise, and whether such distributions or payments are on account of Debtor’s interest as a partner, creditor or otherwise;

(k) all “supporting obligations” as defined in the Code, and all records relating in any way to the supporting obligations, whether in paper, electronic or other form; and

(l) all other goods and personal property of Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and claims.

The term Collateral, as used herein, shall also include all products and proceeds of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to any of the Collateral) and any property, securities, guaranties or funds of Debtor which may at any time come into the possession of Secured Party.  The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property.

“Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising; (ii) all accrued but unpaid interest on any of the indebtedness described in clause (i) of this paragraph (including any interest accruing thereon or other payment or charge required to be paid by or in respect of any indebtedness, whether before or after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding); (iii) all obligations of Debtor to Secured Party under any documents evidencing, securing, governing or pertaining to all or any part of the indebtedness described in clauses (i) and (ii) of this paragraph; (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of any part of the indebtedness and obligations described in clauses (i), (ii), and (iii) of this paragraph or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees; and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in clauses (i), (ii), (iii), and (iv) of this paragraph.

“Loan Documents” shall mean all instruments and documents evidencing, securing, governing, guaranteeing or pertaining to the Indebtedness, including, without limitation, the Secured Promissory Notes and the Revolving Line of Credit Agreement effective on or around the date hereof by and between Debtor and Secured Party.

“Secured Promissory Notes” or “Notes” shall mean all indebtedness of Debtor evidenced by promissory notes or other documents creating the Indebtedness.

“Obligated Party” shall mean any party who secures, guarantees or is otherwise obligated to pay all or any portion of the Indebtedness, including Debtor.

 “Transaction Documents” shall mean the Loan Documents and this Agreement, all of which were executed on or around the Effective Date, and any other agreements executed in connection with those agreements, whether executed on the Effective Date or otherwise.

All words and phrases used in this Agreement which are used as defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for in the Code unless otherwise defined in this Agreement.  Other words and phrases defined elsewhere in the Code shall have the meaning specified in the Code except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

2. Security Interest; Subordination.  As security for the prompt payment and performance in full of the Indebtedness, Debtor, for value received, hereby pledges and grants to Secured Party a continuing security interest in and lien on the Collateral.

3. Representations and Warranties.  In addition to any representations and warranties of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants the following to Secured Party:

(a) Authority.  The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action of Debtor.

(b) Accuracy of Information.  All information supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct, whether supplied in this Agreement or before or after the Effective Date.

(c) Enforceability.  This Agreement constitutes a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

(d) Ownership and Liens.  Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims.  No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.  Debtor has not executed any other security agreement currently affecting the Collateral and, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(e) No Conflicts or Consents.  Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party in this Agreement, nor the exercise by Secured Party of its rights or remedies under this Agreement, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the certificate of formation or company agreement  of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in any Loan Document.  Except as expressly contemplated in any Loan Document, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies under this Agreement.

(f) Security Interest.  Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided in this Agreement, free and clear of any lien, security interest or other charge or encumbrance.  This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness.  To the extent permitted in the Code, possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered prior to, subsequent to or concurrently with the Effective Date will perfect and establish the Secured Party’s security interest under this Agreement in the Collateral.

(g) Location.  Debtor’s principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be, is located at the address set forth on the signature page.  All Collateral and records concerning the Collateral shall be kept at such address.

(h) Chattel Paper, Documents and Instruments.  The chattel paper, documents and instruments of Debtor pledged under this Agreement have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

4. Affirmative Covenants.  In addition to all covenants and agreements of Debtor set forth in any Loan Document, Debtor will comply with the covenants contained in this Section 4 during the term of this Agreement unless Secured Party shall otherwise consent in writing.

(a) Ownership and Liens.  Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims.  Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral.  Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral.  Debtor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b) Further Assurances.  Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may  reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation:  (A) executing (if requested) and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

(c) Condition of Goods.  Debtor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order and will cause the Collateral to be used and operated in good and workmanlike manner, in accordance with applicable laws and in a manner which will not make void or cancelable any insurance with respect to the Collateral.  Debtor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which Secured Party may request from time to time.

(d) Insurance.  Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party from time to time.  If requested by Secured Party, each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party.  If requested by Secured Party, each policy of insurance maintained by Debtor shall (i) name Debtor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iv) provide that at least 30 days prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer.  Debtor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.  Debtor will also, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.  All insurance payments in respect of loss of or damage to any Collateral shall be paid to Secured Party and applied as Secured Party in its sole discretion deems appropriate.

(e) Accounts and General Intangibles.  Debtor will, except as otherwise provided in Section 4(e), collect, at Debtor’s own expense, all amounts due or to become due under each of the accounts and general intangibles.  In connection with such collections, Debtor may and, at Secured Party’s direction, will take such action not otherwise forbidden by Section 4(e) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the accounts and general intangibles.  Debtor will also duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account and all of its obligations to be performed under or with respect to the general intangibles.  Debtor will also take any action and execute any documents that Secured Party may request in order to comply with the Federal Assignment of Claims Act, as amended.

(f) Chattel Paper, Documents and Instruments.  Debtor will take such action as may be requested by Secured Party to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart.  Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted under this Agreement.

5. Negative Covenants.  Debtor will comply with the covenants contained in this Section 5 at all times during the term of this Agreement, unless Secured Party otherwise consents in writing.

(a) Transfer or Encumbrance.  Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to the Collateral, or (iii) deliver actual or constructive possession of any of the Collateral to any party other than Secured Party, except for (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or other disposal of any item of equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any lien, security interest, encumbrance or adverse claim; provided, however, the exceptions permitted in clauses (A) and (B) of this paragraph shall automatically terminate upon the occurrence of an Event of Default.

(b) Impairment of Security Interest.  Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(c) Possession of Collateral.  Debtor will not cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will Debtor cause or permit the removal of any Collateral (or records concerning the Collateral) from Debtor’s principal place of business other than (i) as permitted by Section 5(a), or (ii) in connection with the possession of any Collateral by Secured Party or by its bailee.  If any Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(d) Goods.  Debtor will not permit any Collateral which constitutes goods to at any time (i) be covered by any document except documents in the possession of Secured Party, (ii) become so related to, attached to or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are subject to a perfected first priority security interest under this Agreement.

(e) Compromise of Collateral.  Debtor will not adjust, settle, compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Secured Party’s written request.  Debtor shall provide to Secured Party in writing all information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and (ii) any claim asserted by any account debtor for credit, allowance, adjustment, dispute, setoff or counterclaim.

(f) Financing Statement Filings.  Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions:  the state of Debtor’s formation, the location of Debtor’s place of business, the location of Debtor’s chief executive office, or other such place as the Debtor may be “located” under the provisions of the Code, and where Debtor maintains any Collateral or has its records concerning any Collateral, as the case may be.  Without limitation of any other covenant in this Agreement, Debtor will neither cause nor permit any change in the location of (i) any Collateral, (ii) any records concerning any Collateral, or (iii) Debtor’s principal place of business, or the location of Debtor’s chief executive office, as the case may be, to a jurisdiction other than as represented in this Agreement, nor will Debtor change its name unless Debtor shall have notified Secured Party in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral.  In any written notice furnished pursuant to this Section 5(f), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral.  Without limiting Secured Party’s rights under this Agreement, Debtor authorizes Secured Party to file financing statements and amendments thereto under the provisions of the Code.

(g) Marking of Chattel Paper.  Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.

6. Rights of Secured Party.  Secured Party shall have the rights contained in this Section 6 at all times during the term of this Agreement.

(a) Additional Financing Statement Filings.  Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.  Debtor further agrees that a photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b) Power of Attorney.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation:  (i) to obtain and adjust insurance required by Secured Party under this Agreement; (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) of this paragraph; and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

(c) Performance by Secured Party.  If Debtor fails to perform any agreement or obligation provided in this Agreement, Secured Party may himself perform (but is not obligated to do so), or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

(d) Notification of Account Debtors.  Secured Party may at its discretion from time to time notify any or all obligors under any accounts or general intangibles (i) of Secured Party’s security interest in such accounts or general intangibles and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts or general intangibles with such obligors.  Secured Party shall have the right, at the expense of Debtor, to enforce collection of any such accounts or general intangibles and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor.

7. Events of Default.  Upon election by Secured Party (except for Section 7(d) which shall be an immediate and automatic Event of Default), the occurrence of any of the following will be an event of default under this Agreement (each, an “Event of Default”):

(a) Payment Default.  Debtor fails to make the full payment of principal or interest when due under any of the Notes or under any debt secured by a security interest in the Collateral.

(b) Covenant Default.  Debtor defaults in the performance of, or violates in any material respect any of the covenants or agreements contained in the Transaction Documents, including this Agreement, and such default or violation is not remedied or waived within 10 days after the earlier of (a) the date an officer or manager of Debtor becomes aware of the default or violation or (b) receipt by Debtor of notice of default or violation.

(c) Breach of Warranty.  Any representation, warranty or certificate made or furnished by Debtor to Secured Party in connection with the Transaction Documents, including this Agreement, shall be false, incorrect or incomplete in any material respect when made.

(d) Bankruptcy or Insolvency.  A proceeding shall have been instituted in a court having jurisdiction over Debtor seeking a decree or order for relief in respect of Debtor, in an involuntary case under any applicable bankruptcy, insolvency reorganization or other similar law and such involuntary case shall remain undismissed or unstayed and in effect for a period of 60 consecutive days, or Debtor shall commence a voluntary case under any such law or consent to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official).

(e) Default on Other Debt.  A default with respect to any other indebtedness of Debtor for borrowed money in excess of $100,000.

(f) Dissolution or Liquidation.  Debtor (i) is dissolved, liquidated, terminated, insolvent or wound up; (ii) Debtor becomes a party to any merger or consolidation, without the consent of the Secured Party; or (iii) Debtor sells or transfers significant assets without the consent of the Secured Party.

(g) Attachments to Collateral.  If any person or entity makes any levy on, seizes or attaches any of the Collateral, which is not cured within ten (10) days of the Debtor’s notice thereof.

8. Remedies and Related Rights.  If an Event of Default occurs, and without limiting any other rights and remedies provided in this Agreement, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

(a) Remedies.  Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents: (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral); (ii) require Debtor to, and Debtor agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted under this Agreement by any available judicial procedure; (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral; (v) buy the Collateral, or any portion thereof, at any public sale; (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; (vii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and (viii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

If Secured Party elects to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as to, and shall be permitted to specifically disclaim any warranties of, title or the like.  Further, if Secured Party sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness.  If the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.  Debtor agrees that if Debtor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository of the United States Postal Service, postage prepaid, at Debtor’s address set forth on the signature page, 10 days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Application of Proceeds.  If any Event of Default occurs, Secured Party may, at its discretion, apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect: (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Secured Party in connection with (A) the administration of any Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party under this Agreement; (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral; (iii) to the satisfaction of the Indebtedness; (iv) by holding such cash and proceeds as Collateral; (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(c) Deficiency.  If the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness (including without limitation, each Obligated Party) shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.

(d) Other Recourse.  Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party.  Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness.  Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party.  Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party.  Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor’s liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

(e) Debtor’s Receipt of Proceeds.  All amounts and proceeds (including instruments and writings) received by Debtor in respect of any accounts or general intangibles shall be received in trust for the benefit of Secured Party and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the form received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

9. Indemnity.  As provided in the Code, Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its legal representatives, successors, employees, and agents (each an “Indemnified Person”) from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the “Claims”) which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with this Agreement, the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person’s actions or inactions in connection with the Loan Documents).  The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person.

10. Miscellaneous.

(a) This Agreement cannot be changed orally and no waiver of compliance with any provision or condition hereof, no consent provided for herein, and no amendment or modification hereof, shall be effective unless evidenced by an instrument in writing signed by all of the parties hereto, except to the extent of amendments specifically permitted by the Code without authentication by Debtor or one or more of the Obligated Parties.

(b) This Agreement, along with the documents, instruments and other agreements referenced herein, set forth the entire understanding of the parties and supersede any and all prior agreements, memoranda, arrangements and understandings relating to the subject matter hereof; but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

(c) The lien, security interest and other security rights of Secured Party under this Agreement shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness.  The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party under this Agreement or affect the obligations of Debtor under this Agreement.

(d) The remedies provided herein in favor of Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Secured Party existing at law or in equity; nor shall any single or partial exercise of any remedy preclude any other or further exercise thereof.  Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(e) This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns.  Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party.  Debtor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(f) All notices, demands or other communications to be given or delivered under or by reason of the provisions of the Agreement will be given in the manner provided in the Loan Document executed as of the Effective Date between Debtor and Secured Party.

(g) Unless otherwise set forth in this Agreement, the representations and warranties of Debtor and Secured Party contained in or made pursuant to this Agreement shall survive the Effective Date and shall in no way be affected by any investigation or knowledge of the subject matter made by or on behalf of Debtor or Secured Party.

(h) Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except that the Indemnified Persons described in Section 9 shall be third party beneficiaries for all purposes, including for the purpose of enforcing their respective indemnification rights under Section 9.

(i) This Agreement, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law or conflict of law principles that direct the application of the laws of a different state.

(j) Any action or proceeding in connection with this Agreement shall be brought in any state or federal court in Travis County, Texas.  The parties irrevocably (a) submit to the exclusive jurisdiction of such courts, and (b) waive any objection to venue of any action or proceeding or any argument that such court is in an inconvenient forum.

(k) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  An executed email/PDF of this Agreement, followed by an original signed document delivered by overnight mail, shall be deemed an original executed copy of this Agreement.

(l) Each party has had the opportunity to consult with an attorney of its choice in the negotiation and consummation of this transaction and the parties have participated jointly in the negotiation and drafting of this Agreement.  Accordingly, if an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Whenever used in this Agreement, the singular number will include the plural, and the plural number will include the singular, and pronouns in the masculine, feminine, or neuter gender will include each other gender as the identity of the antecedent shall require.  Headings are used for convenience only, and are not to be given substantive effect.  All references to section numbers are references to sections of this Agreement, unless otherwise specifically indicated.  Recitals are part of this Agreement and shall be considered in its interpretation.

(m) If any action at law or in equity is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which the party may be entitled.

(n) Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys’ fees and expenses), which Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral; (ii) the exercise or enforcement of any of the rights of Secured Party under any Loan Document; or (iii) the failure by Debtor to perform or observe any of the provisions of this Agreement.

(o) If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced.  In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made  to the minimum extent necessary to render the provision valid, legal and enforceable and to the extent necessary to equitably adjust the parties’ respective rights and obligations hereunder.

(p) Time shall be of the essence with respect to each provision of this Agreement.

EXECUTED to be effective as of the Effective Date.

DEBTOR:

Dimus Partners, Inc. a Nevada Corporation

By: /s/ James Patton
Name: James Patton
Title: President

Address:
____________________________________
____________________________________

SECURED PARTY:

James Patton

By: James Patton
Name: James Patton

Address:
____________________________________
____________________________________